Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic April 24, 2024 Q1 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of March 31, 2024 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q1 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income of $83.7 million and EPS of $1.29, adjusted for the additional FDIC special assessment and securities portfolio restructuring income would have been $123.2 million and EPS $1.91 per share • Asset quality has remained strong with criticized levels remaining well below pre-pandemic levels and non-performing assets declining during the quarter • Commercial loan growth annualized is 8.9% • Continued strong capital and liquidity position with deposits growing $1.4 billion during the quarter 4 $162.4 $151.3 $134.5 $82.6 $83.7 $2.43 $2.27 $2.04 $1.26 $1.29 1Q23 2Q23 3Q23 4Q23 1Q24 ($Million, exc. EPS) Q1 2024 Q4 2023 Q1 2023 Net income $83.7 $82.6 $162.4 Diluted EPS $1.29 $1.26 $2.43 Net income before taxes $106.9 $111.5 $208.4 Provision for credit losses $8.0 $6.0 $16.0 Pre-provision net revenue* $114.9 $117.5 $224.3 Efficiency ratio 67.1% 71.6% 56.8% Revenue Composition as of 3/31/2024 59% 12% 11% 5% 6% 4% 3% Net interest revenue Trading & brokerage Fiduciary & asset management Transaction card Deposit service charges Mortgage banking Other revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances grew $268 million; unfunded commitments decreased $359 million ◦ Average deposits increased $1.3 billion in Q1, with the mix continuing to shift to interest bearing. Deposit balances continue to stabilize and are expected to grow modestly ◦ Loan to deposit ratio decreased slightly linked quarter to 68.3%, and remains below pre-pandemic level of 78.7% at Dec. 31, 2019 ◦ Assets under management or administration increased $794 million, primarily due to improved market valuations ($Billion) Q1 2024 Quarterly Sequential Quarterly YOY Period-End Loans $24.2 1.1% 6.3% Average Loans $23.9 1.0% 6.6% Period-End Deposits $35.4 4.0% 8.6% Average Deposits $35.0 4.0% 4.6% Fiduciary Assets $60.4 0.9% 5.1% Assets Under Management or Administration $105.5 0.8% 3.1%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marc Maun EVP, Regional Banking Executive 6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings is less than 4% of total loans 7 100 year history in energy lending and a tested playbook that works • 70% oil / 30% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Energy balances increased by $7 million • Combined Services & General Business (Core C&I) balances increased $220 million • Healthcare balances up $103 million linked quarter • Total Commercial balances increased $329 million linked quarter, an 8.9% annualized growth rate • Commercial Real Estate balances declined $101 million or 1.9% linked quarter 8 ($Million) Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Seq. Loan Growth YOY Loan Growth Energy $ 3,443.7 $ 3,437.1 $ 3,398.1 0.2% 1.3% Services 3,529.4 3,576.2 3,563.7 (1.3)% (1.0)% Healthcare 4,245.9 4,143.2 3,899.3 2.5% 8.9% General Business 3,913.8 3,647.2 3,356.2 7.3% 16.6% Total Commercial $ 15,132.9 $ 14,803.8 $ 14,217.3 2.2% 6.4% Multifamily $ 1,960.8 $ 1,872.8 $ 1,363.9 4.7% 43.8% Industrial 1,344.0 1,475.2 1,309.4 (8.9)% 2.6% Office 901.1 909.4 1,045.7 (0.9)% (13.8)% Retail 543.7 592.6 618.3 (8.3)% (12.1)% Residential Construction and Land Development 83.9 95.1 102.8 (11.7)% (18.4)% Other Commercial Real Estate 403.1 392.6 375.2 2.7% 7.4% Total Commercial Real Estate $ 5,236.7 $ 5,337.6 $ 4,815.3 (1.9)% 8.8% Loans to individuals $ 3,803.0 $ 3,763.6 $ 3,717.4 1.0% 2.3% Total Loans $ 24,172.6 $ 23,905.0 $ 22,750.1 1.1% 6.3%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains better than pre-pandemic level with a decline in non-performing assets during the quarter • Trailing 12 months net charge-offs at 10 bps • CRE office exposure is less than 4% of outstanding period end total loan balances, with properties in resilient markets • $8 million credit provision in Q1; with a combined allowance for credit losses of $329 million or 1.36% Net Charge-Offs to Average Loans CRE Office by Location Annualized 9 0.01% 0.12% 0.11% 0.07% 0.09% 1Q23 2Q23 3Q23 4Q23 1Q24 —% 0.20% 0.40% 0.60% 19.1% 18.0% 10.2% 9.4% 4Q18 4Q19 4Q23 1Q24 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves In Footprint, 66% Out of Footprint, 33% California, 1% New York, 0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 10

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Up modestly during the quarter as trading activity in fixed income markets increased early in the quarter Mortgage Banking • Revenue increased in Q1 with production volume growing with positive seasonal trends and the origination market strengthens • Improved margin as re-pooling of COVID-19 forbearance loans continues to subside Customer Hedging • Customer hedging fees declined during the quarter, with reduced customer energy hedging demand 11 ($Million) Q1 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 37.5 $ 1.9 5.4% 35.7% Mortgage Banking 19.0 6.1 47.8% 32.0% Customer Hedging Fees 6.3 (1.3) (17.5)% (24.3)% Brokerage & Insurance Fees 4.7 (1.5) (24.3)% (34.4)% Syndication Fees 3.1 (1.6) (33.5)% (14.0)% Investment Banking Fees 7.6 0.8 11.2% 33.6% Markets & Securities $ 78.2 $ 4.4 6.0% 17.0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions Fiduciary & Asset Management • Assets under management and administration (“AUMA”) increased slightly during the quarter and margins rose to 21 bps Transaction Card • Decline is a return to trend levels from seasonally elevated Q4 activity 12 ($Million) Q1 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 78.2 $ 4.4 6.0% 17.0% Fiduciary & Asset Management 55.3 3.9 7.6% 9.2% Transaction Card 25.5 (3.4) (11.6)% (0.5)% Deposit Service Charges & Fees 28.7 0.9 3.3% 10.5% Other Revenue 12.9 (2.1) (14.0)% (23.8)% Asset Management & Transactions 122.4 (0.6) (0.5)% 2.7% Total Fees & Commissions $ 200.6 $ 3.8 1.9% 7.8% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 13

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure **Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period-end deposit balances increased $1.4 billion this quarter • Uninsured and non-collateralized deposit coverage ratio was stable at ~ 179% Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses remained stable at 10.1%* • Tangible Common Equity ratio including held-to-maturity losses was 7.92%*, which is the 3rd highest among top 20 banks as of Q4 2023 • Repurchased 616,630 shares at an average price of $83.89 per share in the open market 14 Q1 2024 Q4 2023 Q1 2023 Loan to Deposit Ratio 68.3% 70.3% 69.8% Period-End Deposits $35.4 billion $34.0 billion $32.6 billion Available Secured Capacity $20.0 billion $18.3 billion $13.6 billion Common Equity Tier 1 12.0% 12.1% 12.2% Total Capital Ratio 13.2% 13.2% 13.2% Tangible Common Equity Ratio * 8.2% 8.3% 8.5% $23.7 $13.2 Potential secured capacity Uninsured and non-collateralized deposits $— $5.0 $10.0 $15.0 $20.0 $25.0 Coverage Ratio ~179% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was down $3.1 million linked quarter, $1 million of which is day count Net Interest Margin • 3 bps NIM decrease due to demand deposit mix shift and deposit beta • Loan yields increased 4 bps • Interest-bearing deposit costs up 26 bps relative to the prior quarter, primarily due to increasing deposits and lowering wholesale borrowings with the impact being neutral to NIM 15 ($Million) Q1 2024 Q4 2023 Q1 2023 Quarterly sequential Quarterly YOY Net Interest Income $293.6 $296.7 $352.3 (1.0)% (16.7)% Net Interest Margin 2.61% 2.64% 3.45% (3) bps (84) bps Yield on Loans 7.40% 7.36% 6.67% 4 bps 73 bps Tax-equivalent Yield on Earning Assets 5.73% 5.64% 5.06% 9 bps 67 bps Cost of interest-bearing deposits 3.69% 3.43% 1.83% 26 bps 186 bps Rate on interest- bearing liabilities 4.08% 3.98% 2.43% 10 bps 165 bps Net Interest Income ($Million) $352.3 $325.7 $308.2 $300.0 $294.1 $0.1 $(3.5) $(7.3) $(3.3) $(0.5) NIR excl. Trading * Trading NIR 1Q23 2Q23 3Q23 4Q23 1Q24 $0 $100 $200 $300 $400 3.45% 3.00% 2.69% 2.64% 2.61% 3.72% 3.36% 3.14% 3.03% 2.97% Reported NIM NIM excl. Trading * 1Q23 2Q23 3Q23 4Q23 1Q24 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses were relatively flat with higher seasonal employee benefits offset by reduced incentive compensation • Other operating expense decreased $43.3 million ◦ Q4 included $43.8 million in expense related to the FDIC special assessment while Q1 included an additional $6.5 million of estimated special assessment expense • Excluding the FDIC special assessment, the efficiency ratio would be 65.9% 16 ($Million) Q1 2024 Q4 2023 Q1 2023 % Incr. Seq. % Incr. YOY Personnel Expense $202.7 $203.0 $182.1 (0.2)% 11.3% Other Operating Expense $137.7 $181.1 $123.7 (23.9)% 11.4% Total Operating Expense $340.4 $384.1 $305.8 (11.4)% 11.3% Efficiency Ratio 67.1% 71.6% 56.8% --- ---

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2024 Full Year Outlook 17 • Additionally, we expect to continue opportunistic share repurchase activity. • Changes to outlook shown in Bold font *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. Business Driver FY as of 4/24/24 FY as of 1/24/24 Notes Loans (EOP) +5% to +7% Mid to upper single digit Deposits (EOP) No change Modest growth Loan to deposit ratio is expected to remain in the 70% area Investment Securities No change Flat Net Interest Income Just over $1.2 billion ~$1.2 billion Assumes 2 rate cuts occurring later in the year. We target a relatively neutral interest rate risk position. A steepening in the yield curve would improve NII. Fees & Commissions No change $825 to $850 million Expense Growth No change Mid-single digits Efficiency Ratio No change ~65% Ratio expected to trend lower over the course of 2024 Provision Expense Similar to 2023 Near recent levels Assumes consistent economic outlook, combined reserve levels remaining stable, eventual migration of credit to more normal historical levels

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 18

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 19

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 20

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 81% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is -0.8% on NIR 21 Scenario* Δ NIR % Δ NIR $ Down 200 Ramp, year 1 0.07% $0.9 million Down 100 Ramp, year 1 -0.20% -$2.5 million Up 100 Ramp, year 1 -0.35% -$4.6 million Up 200 Ramp, year 1 -2.31% -$29.9 million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.2 years, extending to only 3.7 years if rates increase 300bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~16% • Portfolio runoff for Q1 2024 was $460 million 91% 6% 3% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 3/31/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic